Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
UNITED STATES CODE)

      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Ocean West Holding Corporation (the “Company”) hereby certifies with respect to the Annual Report on Form 10-KSB of the Company for the year ended September 30, 2003 as filed with the Securities and Exchange Commission (the “10-K Report”) that to his knowledge:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MARSHALL L. STEWART Marshall L. Stewart President and Chief Executive Officer

Date: January 13, 2004

/s/ DARYL S. MEDDINGS Daryl S. Meddings Executive Vice President and Chief Financial Officer

Date: January 13, 2004